EXHIBIT 10.1


                             INFOWAVE SOFTWARE, INC.

                                AGENCY AGREEMENT

Infowave Software, Inc.
4664 Lougheed Highway, Suite 200
Burnaby, British Columbia
V5C 5T5 Canada

                                                     July 27, 2001

Gentlemen:

          Infowave Software, Inc., a corporation organized under the laws of British Columbia (the "Company"), proposes to offer for sale to "accredited investors," in a private placement in the United States, Europe and the Canadian provinces of British Columbia and Ontario (the "Placement"), a minimum of 50 (the "Minimum Offering") and a maximum of 100 (the "Maximum Offering") special warrants (the "Special Warrants") at $100,000 per Special Warrant (the "Purchase Price"). The Maximum Offering may be increased by up to 50 Special Warrants, if required, to cover over-subscriptions. The Special Warrants, which shall be governed by a special warrant indenture in the form to be agreed to by the Company and the Placement Agent (the "Special Warrant Indenture"), are, subject to the limitations therein, exchangeable for no additional consideration on a one-for-one basis for units (the "Units"), each Unit consisting of: (i) the number of the Company's common shares determined by dividing the Purchase Price by the Closing Price (as defined below) (the "Shares") and (ii) warrants to purchase the additional number of common shares equal to one-half the number of Shares comprising a Unit at a per share exercise price equal to 130% of the Closing Price (the "Warrants"). The Warrants shall contain provisions for cashless exercise and shall expire on the date which is the earlier of (a) three years after the initial closing of the Placement (the "Initial Closing") and (b) 30 days after written notice by the Company that the closing price for the Company's common shares has equaled or exceeded CDN$9.00 for 20 consecutive trading days ending within five days of the mailing of the notice. Expiration pursuant to clause (b) requires that the Company's common shares then be listed on the Toronto Stock Exchange (the "TSE"), the New York Stock Exchange, the American Stock Exchange, the Nasdaq SmallCap Market or the Nasdaq National Market and that the shares issuable upon exercise of the Warrants (the
"Underlying Shares") not be subject to any lock-up provisions imposed by the Company or the Placement Agent (as defined below). The "Closing Price" shall be equal to 85% of the weighted average of the trading prices of the Company's common shares on the TSE for the five trading days ending on the business day preceding the date of the Initial Closing. The Warrants shall be governed by a warrant indenture in the form to be agreed to by the Placement Agent and the Company (the "Warrant Indenture"). The Special Warrants will be exchangeable for Units at the holder's option on the earlier of (i) six months after the Initial Closing and (ii) the date the Company enters into any sale or merger transaction, and will be automatically exchanged for Units without any action on the part of the holder on the earlier of (i) the third business day following the date receipts are received from the British Columbia and Ontario Securities Commissions for the final, long-form Canadian Prospectus qualifying the Units for distribution or (ii) 12 months after the Initial Closing. All references to "$" or dollars in this Agreement are to United States dollars unless otherwise indicated. The term Units shall be deemed to refer to or include the Special Warrants, where such reference or inclusion is required by the context in which it is used.

          The Special Warrants and the Units are being offered in accordance with Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and Regulation D promulgated thereunder. The Minimum Offering will be made on a "best efforts - all or none" basis and the balance of the Placement will be offered on a best efforts basis.

          Commonwealth Associates, L.P. will serve as placement agent (the "Placement Agent") in connection with the Placement.

          The form of proposed subscription agreement between the Company and each subscriber for the Placement is referred to herein as the "Subscription Agreement." The Company will prepare a confidential private placement memorandum reasonably acceptable to the Placement Agent for use in connection with the Placement (the "Memorandum"). It is expressly agreed that the Memorandum will not be delivered to prospective investors in Canada . Accordingly, the Company will prepare a term sheet in a form reasonably acceptable to the Placement Agent for delivery to prospective investors in British Columbia and Ontario which will be in compliance with Canadian securities laws. The Memorandum, as it may be amended or supplemented from time to time, the Subscription Agreement and all exhibits that are part of the Memorandum or the Subscription Agreement are collectively referred to herein as the "Offering Documents." The Company will prepare and deliver to you a reasonable number of copies of the Offering Documents in form and substance reasonably satisfactory to you and your counsel.

          Each prospective investor subscribing to purchase Special Warrants in the Placement (each a "Subscriber") will be required to deliver, among other things, the Subscription Agreement and a confidential purchaser questionnaire in the form to be provided to prospective investors. Capitalized terms used herein, unless otherwise defined or unless the context otherwise indicates, shall have the same meanings provided in the Offering Documents.

     1.   Appointment of Placement Agent.

          (a) You are hereby appointed exclusive Placement Agent of the Company (subject to subsection (f) below and your right, with the Company's consent (which consent shall not be unreasonably withheld), to have selected dealers ("Selected Dealers") which are either (i) in good standing with the National Association of Securities Dealers ("NASD") or (ii) foreign banks, brokers, dealers or other institutions not eligible for membership in the NASD, participate in the Placement) for the purposes of assisting the Company in finding qualified Subscribers for the Placement. The Company agrees that CIBC World Markets Inc. ("CIBC") and Canaccord Capital Corporation ("Canaccord"), or their respective affiliates, may act as Selected Dealers in connection with the Placement. The offering period for the Placement (the "Offering Period") shall commence on the date the Memorandum is delivered to the Placement Agent and shall continue until five business days following the date of the Special Meeting (as defined in Section 4(k) hereof) (the "Termination Date").

          (b) Subject to the performance by the Company of all of its obligations to be performed under this Agreement and to the completeness and accuracy of all representations and warranties of the Company contained in this Agreement, the Placement Agent hereby accepts such agency and agrees to use its best efforts to assist the Company in finding qualified

Subscribers for the Placement. Except for the foregoing, it is understood that the Placement Agent has no commitment to sell the Special Warrants or the Units.

          (c) Your agency hereunder is not terminable by the Company prior to the Termination Date except upon the earlier of (i) expiration of the Offering Period or (ii) the decision of the Company or the Placement Agent not to proceed with the Placement in accordance with Section 4(b)(iii) of this Agreement.

          (d) Subscriptions for Special Warrants shall be evidenced by the execution by Subscribers of the Subscription Agreement. No Subscription Agreement shall be effective unless and until it is accepted by the Company and the Company shall have control over, and the right to reject any, subscriptions, subject to the provisions of subsection (g) below. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency, or validity of any check delivered by any prospective investor in payment for Special Warrants.

          (e) The Placement Agent and/or its affiliates may be investors in the Placement.

          (f) The Company may enter into agreements with CIBC and Canaccord, or their respective affiliates, to either serve as co-placement agents in connection with the Placement or to raise up to $5,000,000 on terms not more favorable than those of the Placement.

          (g) The Company agrees to either (i) accept proper subscriptions from investors introduced to the Company by the Placement Agent (the "Commonwealth Investors") representing no less than the greater of (x) 60 Special Warrants or
(y) 60% of the total number of Special Warrants sold in the Placement or (ii) provided proper subscriptions from Commonwealth Investors have been received, pay to the Placement Agent the full compensation provided for in Section 3(d) as if the Company had accepted such subscriptions (including reimbursement of the Placement Agent Expenses (as defined herein)).


     2. Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent and each Selected Dealer, if any, as follows:

          (a) Securities Law Compliance. The offer, offer for sale, and sale of the Special Warrants and Units have not been registered under the 1933 Act. The Special Warrants and Units are to be offered, offered for sale and sold in reliance upon the exemptions from the registration requirements of Section 5 of the 1933 Act. The Company will use its best efforts to conduct the Placement in compliance with the requirements of Regulation D of the General Rules and Regulations under the 1933 Act, and the Company will file all appropriate notices of offering with the United States Securities and Exchange Commission (the "SEC"). The Company has prepared the Offering Documents. The Offering Documents will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. If at any time prior to the completion of the Placement or other termination of this Agreement any event shall occur as a result of which it might become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, the Company will promptly notify you and will supply you with amendments or supplements correcting such statement or omission. The Company will also provide to the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, any information, documents and instruments which the Placement Agent deems reasonably necessary to comply with applicable state and federal law.

          (b) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of British Columbia and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as described in the Offering Documents, to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement, as appropriate, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business or ownership or leasing of its properties requires it to be so qualified, except where the failure to be so licensed or qualified would not, in the aggregate, have a material adverse effect on the Company or its business or financial conditions or operations (a "Material Adverse Effect"). Set forth in Schedule 2(b) to this Agreement is a list of all jurisdictions in which the Company conducts operations and a description of such operations.

          (c) Capitalization. The authorized, issued and outstanding capital stock of the Company prior to the consummation of the transactions contemplated hereby is as set forth in Schedule 2(c) to this Agreement. All issued and
outstanding   shares  of  the  Company  are  validly  issued,   fully  paid  and
nonassessable and such shares have not been issued in violation of the preemptive rights of any stockholder of the Company. Except as provided by law due to the failure of any of the Company's prior agents or underwriters to deliver a prospectus, to the knowledge of the Company, no security holder of the Company has any rescission rights. The Company is not aware of any such prospectus delivery failure.

          (d) Warrants, Preemptive Rights, Etc. Except as set forth in or contemplated by Schedule 2(d) to this Agreement, there are not, nor will there be as at the Closing (as hereinafter defined), any outstanding warrants, options, agreements, convertible securities, preemptive rights to subscribe for or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company, and the Placement will not cause any anti-dilution adjustments to such securities or commitments except as set forth in Schedule 2(d) to this Agreement.

          (e) Subsidiaries and Investments. Other than as set forth in Schedule 2(e) to this Agreement, the Company has no subsidiaries, and the Company does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity.

          (f) Financial Statements. The financial statements attached to the Offering Documents are hereinafter referred to collectively as the "Financial Statements." The Financial Statements have been prepared in conformity with Canadian generally accepted accounting principles ("GAAP") consistently applied and show all material liabilities, absolute or contingent, of the Company required to be recorded thereon and present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated. (g) Absence of Changes. Since the date of the Financial Statements, except with respect to matters of which the Company has notified you in writing or publicly disclosed and other than as set forth in Schedule 2(g) to this Agreement, the Company has not incurred any material liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which is material to the business of the Company, and there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company, or any issuance of options, warrants or other rights to purchase the capital stock of the Company (except for the issuance of options and shares under the Company's stock option plan or pursuant to the exercise of previously issued warrants), or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties that would be material to the business or financial condition of the Company. The proposed repricing of outstanding options contemplated in Schedule 2(g) will not result in a charge to earnings under either Canadian or U.S. GAAP.

          (h) Title. Except as set forth on Schedule 2(h) to this Agreement, the Company has good and marketable title to all properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not significant or important in relation to the Company's business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns or leases all such properties as are necessary to its operations as described in the Offering Documents.

          (i) Proprietary Rights. The Company owns, or is duly licensed to use or possess, or possesses exclusive and enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, trade secrets, processes, formulations, technology or know-how used in the conduct of its business (the "Proprietary Rights"). Except as set forth on Schedule 2(i) to this Agreement, the Company has not received any notice of any claims, nor does it have any knowledge of any threatened claims, and knows of no facts which would form the basis of any claim, asserted by any person to the effect that the sale or use of any product or process now used or offered by the Company or proposed to be used or offered by the Company infringes on any patents or infringes upon the use of any such Proprietary Rights of another person and, to the best of the Company's knowledge, no others have infringed the Company's Proprietary Rights.

          (j) Litigation. There is no material action, suit, investigation, customer complaint, claim or proceeding at law or in equity by or before any arbitrator, governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against the Company (or basis therefor known to the Company), the adverse outcome of which would have a Material
Adverse Effect. The Company is not subject to any judgment, order, writ, injunction or decree of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign that have a Material Adverse Effect. (k) Non-Defaults; Non-Contravention. The Company is not in violation of or default under, nor will the execution and delivery of this Agreement, any of the Offering Documents, the finder's agreement between the Company and the Placement Agent in substantially the form attached as Exhibit A hereto (the "Finder's Agreement"), and the subscription fund escrow agreement between the Company and American Stock Transfer & Trust Company in substantially the form attached as Exhibit B hereto (the "Escrow Agreement") or consummation of the transactions contemplated herein or therein result in a violation of or constitute a default in the performance or observance of any obligation under: (i) its Memorandum of Association or Articles, as amended to date; (ii) any indenture, mortgage, contract, material purchase order or other agreement or instrument to which the Company is a party or by which it or its property is bound; or (iii) any order, writ, injunction or decree of any court of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; in any case where such violation or default would have a Material Adverse Effect, and there exists no condition, event or act that constitutes, nor that after notice, the lapse of time or both, could constitute a default under any of the foregoing.

          (l) Taxes. The Company has filed all tax returns that are required to be filed by it or otherwise met its disclosure obligations to the relevant agencies and all such returns are true and correct. The Company has paid or adequately provided for all tax liabilities of the Company as reflected on such returns or pursuant to any assessments received by it or that it is obligated to withhold from amounts owing to any employee, creditor or third party. The Company has properly accrued all taxes required to be accrued by Canadian GAAP consistently applied. The income tax returns of the Company have never been audited by any government or regulatory authorities. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

          (m) Compliance With Laws; Licenses, Etc. The Company has not received notice of any violation of or noncompliance with any laws, ordinances, regulations and orders applicable to its business that would have a Material Adverse Effect and that has not been cured. The Company has all material licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every government or regulatory body for the operation of its business as currently conducted and the use of its properties. The Licenses are in full force and effect and to the Company's knowledge no violations currently exist in respect of any License and no proceeding is pending or threatened to revoke or limit any thereof.

          (n) Authorization of Agreement, Etc. This Agreement has been duly and validly authorized, executed and delivered by the Company and the execution, delivery and performance by the Company of this Agreement, the Subscription Agreement, the Special Warrant Indenture, the Warrant Indenture, the Finder's Agreement and the Escrow Agreement have been duly authorized by all requisite corporate action by the Company and when delivered, constitute or will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable laws regarding insolvency and to principles of equity.

          (o) Authorization of Shares, Warrants Etc. The issuance, sale and delivery of the Special Warrants, the Shares, the Warrants, and the Agent's Warrants (as defined herein) shall, prior to the Initial Closing, have been duly authorized by all requisite corporate action of the Company. When so issued, sold and delivered in accordance with the Offering Documents for the consideration set forth therein, the Special Warrants, the Shares, the Warrants, and the Agent's Warrants will be duly executed, issued and delivered and will constitute valid and legal obligations of the Company enforceable in accordance with their respective terms and, in each



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

case, will not be subject to preemptive or any other similar rights of the stockholders of the Company or others which rights shall not have been waived prior to the Initial Closing.

          (p) Authorization of Reserved Shares. The issuance, sale and delivery by the Company of the common shares issuable upon exercise of the Special Warrants, the Warrants, and the Agent's Warrants (the "Reserved Shares") shall, prior to the Initial Closing, have been duly authorized by all requisite corporate action of the Company, and the Reserved Shares shall (to the extent permissible out of the authorized capital of the Company), prior to the Initial Closing, have been duly reserved for issuance upon exercise of all or any of the Special Warrants, Warrants, and Agent's Warrants and when so issued, sold, paid for and delivered for the consideration set forth in the Offering Documents, the Reserved Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of the Company or others which rights shall not have been waived prior to the Initial Closing.

          (q) Exemption from Registration. Assuming (i) the accuracy of the information provided by the respective Subscribers in the Subscription Documents and (ii) that the Placement Agent has complied in all material respects with the provisions of Regulation D promulgated under the 1933 Act, the offer and sale of the Special Warrants and the Units pursuant to the terms of this Agreement are exempt from the registration requirements of the 1933 Act and the rules and regulations promulgated thereunder. The Company is not disqualified from the exemption under Regulation D by virtue of the disqualifications contained in Rule 505(b)(2)(iii) or Rule 507 promulgated thereunder.

          (r) Registration Rights. No person has any right to cause the Company to effect registration under the 1933 Act of any securities of the Company.

          (s) Brokers. Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than the Placement Agent, CIBC or Canaccord.

          (t) Title to Securities. When certificates representing the Special Warrants, the Shares and the Warrants have been duly delivered to the purchasers participating in the Placement and payment shall have been made therefor, the several purchasers shall receive from the Company good and marketable title to such securities free and clear of all liens, encumbrances and claims whatsoever (with the exception of claims arising through the acts or omissions of the purchasers and except as arising from applicable federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof.

          (u) Compliance with Reporting Requirements. The Company is subject to the reporting requirements of the Securities Acts of British Columbia, Alberta and Ontario and the TSE. The Company is in compliance with the requirements of the Securities Acts of British Columbia, Alberta and Ontario and the TSE, and has timely filed all reports required to be filed pursuant thereto. No such filing contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading at the time of such filing.

          (v) Right of First Refusal. Other than as set forth on Schedule 2(v) to this Agreement, no person, firm or other business entity is a party to any agreement, contract or



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understanding,  written or oral entitling such party to a right of first refusal with respect to sale of securities by the Company.

          (w) Regulations S, D and M, etc. The Company is a "foreign issuer" within the meaning of Regulation S under the 1933 Act and reasonably believes that there is no substantial U.S. market interest (as defined in Regulation S) in the Special Warrants, the Units, the Shares, the Warrants or the Reserved Shares (collectively, the "Securities"), and neither the Company nor any of its affiliates or any person acting on its or their behalf has engaged or will engage in any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities and shall include, without limitation, the placement of any advertisement in a publication with a general circulation in the United States that refers to the Placement ("Directed Selling Efforts" within the meaning of Regulation S). The Company is not, and agrees to use its best efforts not to become at any time prior to the expiration of three years after the Placement Closing Date, an "investment company" as defined in the United States Investment Company Act of 1940, as amended. Neither the Company nor any of its affiliates has taken or will take any action which would cause the exemptions afforded by Regulation S, or Rule 506 of Regulation D to be unavailable for the offer and sale of the Securities pursuant to this Agreement or which would constitute a violation of Regulation M of the SEC under the United States Securities Exchange Act of 1934, as amended (the "1934 Act"). Neither the Company, its affiliates nor any person acting on its behalf has (i) within the last six months offered or sold any common shares of the Company or any securities convertible into or exchangeable for common shares of the Company by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act or in a transaction which violated the registration requirements of the 1933 Act or (ii) offered or will offer to sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of the 1933 Act.

     3.   Closing; Placement and Fees.

          (a) Closing of the Placement. Provided the Minimum Offering shall have been subscribed for and funds representing the sale thereof shall have cleared, the Initial Closing of the Placement shall take place at the offices of the Placement Agent, 830 Third Avenue, New York, New York no later than three business days following the Termination Date, which closing date may be accelerated or adjourned by agreement between the Company and the Placement Agent (the "Closing Date"). In addition, subsequent closings of the Placement (if applicable) may be scheduled at the discretion of the Company and Placement Agent, each of which shall be deemed a "Closing" hereunder. At each Closing, payment for the Special Warrants issued and sold by the Company shall be made against delivery of the Special Warrants. The Shares and Warrants comprising the Units issuable upon exchange of the Special Warrants shall be delivered to the Placement Agent, on behalf of the investors, on the later of (i) three business days following an investor's request for exchange of such investor's Special Warrants and (ii) three business days following the effective date of the final, long-form Canadian Prospectus qualifying the Units for distribution.

          (b) Conditions to Placement Agent's Obligations. The obligations of the Placement Agent hereunder with respect to the Placement will be subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of each Closing, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (i) Due Qualification or Exemption. (A) The Placement will become qualified or be exempt from qualification under the securities laws of the several states pursuant to paragraph 4(d) below not later than the Closing Date, and (B) at the Closing Date no stop order suspending the sale of the Special Warrants or the Units shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;

               (ii) No Material Misstatements. Neither the Blue Sky qualification materials nor the Offering Documents, nor any supplement thereto, will contain any untrue statement of a fact which in the opinion of the Placement Agent is material, or omits to state a fact which is material and is required to be stated therein, or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (iii) Compliance with Agreements. The Company will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to each Closing;

               (iv) Corporate Action. The Company will have taken all necessary corporate action, including, without limitation, obtaining the approval of the Company's board of directors (the "Board"), for the execution and delivery of this Agreement and the other Offering Documents required to be entered into at or prior to such Closing, the performance by the Company of its obligations hereunder and thereunder and the Placement;

               (v) Opinion of Canadian Counsel. The Placement Agent shall receive the opinion of Blake, Cassels & Graydon LLP, Canadian counsel to the Company, dated the Closing(s), with respect to matters of British Columbia and Ontario law and the federal laws of Canada applicable thereto, substantially to the effect that:

                    (A) the Company is validly existing and in good standing under the laws of British Columbia and has all requisite corporate power and authority necessary to own or hold its respective properties and conduct its business;

                    (B) each of this Agreement, the Subscription Agreement, the Finder's Agreement, the Escrow Agreement, the Special Warrant Indenture, the Warrant Indenture, the Special Warrants, the Warrants, and the Agent's Warrants has been duly and validly authorized, executed and delivered by the Company;

                    (C) neither the execution and delivery of this Agreement, the Subscription Agreement, the Finder's Agreement, the Special Warrant Indenture, the Warrant Indenture, the Escrow Agreement, nor compliance with the terms hereof or thereof, nor the consummation of the transactions herein or therein contemplated, nor the issuance of the Special Warrants, the Shares, the Warrants, or the Agent's Warrants has, nor will, conflict with, result in a breach of, or constitute a default under the Memorandum of Association or Articles of the Company, or any material contract, instrument or document actually known to such counsel and identified to such counsel by the Company as material to which the Company is a party, or by which it or any of its properties is bound or violate any applicable law, rule, regulation, judgment, order or decree actually known to such counsel of any governmental agency or court having jurisdiction over the Company or any of its properties or business; and

                    (D) to such counsel's actual knowledge, there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or, to such counsel's actual knowledge, threatened against or affecting the Company or involving the properties of the Company that might materially and adversely affect the Company or its business, operations, properties or financial condition, or that might materially adversely affect the transactions or other acts contemplated by this Agreement.

                    (E) such counsel has reviewed the Memorandum and nothing has come to the attention of such counsel to cause them to have reason to believe that the Memorandum, as of the date prepared, contained any untrue statement of a material fact (as defined in the Securities Act (British Columbia)) or omitted to state any material fact necessary to make the statements therein not misleading (except for the financial statements, notes thereto and other financial information and statistical data contained therein, as to which such counsel need express no opinion).

     With respect to matters of a factual nature, such counsel shall be entitled to rely upon a certificates of an appropriate officer of the Company.

               (vi) Opinion of U.S. Counsel. The Placement Agent shall receive the opinion of Dorsey & Whitney LLP, U.S. counsel to the Company, dated the Closing(s) substantially to the effect that:

                    (A) each of this Agreement, the Subscription Agreement, the Finder's Agreement, the Escrow Agreement, the Special Warrant Indenture, the Warrant Indenture and the Agent's Warrants is the valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles; and

                    (B) assuming that the Placement Agent has complied with the requirements of section 4(2) of the 1933 Act and the provisions of Regulation D promulgated thereunder (as evidenced by the Placement Agent's execution of a certificate in the form attached hereto as Exhibit C , the representations contained therein being incorporated by reference in this Agreement), the issuance and sale of the Special Warrants in the manner contemplated by the Offering Documents is exempt from the registration requirements set forth in Section 5 of the 1933 Act. Assuming that the Shares and Warrants are issued by the Company to purchasers of Special Warrants in the Placement and that the Underlying Shares are issued by the Company to holders of the Warrants in the manner contemplated by the Offering Documents, upon the exercise of such Special Warrants or Warrants, as the case may be, and assuming further that no commission or other remuneration is paid or given directly or indirectly for soliciting such exercise, the issuance and sale of the Shares and Warrants upon the exercise of the Special Warrants and the Underlying Shares upon exercise of the Warrants will be exempt from the registration requirements set forth in
     Section 5 of the 1933 Act.

               (vii) Officers' Certificate. The Placement Agent shall receive a certificate of the Company, signed by the Chief Executive Officer and Chief Financial Officer thereof, that (A) the representations and warranties contained in Section 2 hereof are true and accurate in all material respects at such closing with the same effect as though expressly made at such closing, (B) the Company has outstanding no more than 34.1 million common shares outstanding on a fully-diluted basis (currently comprised of approximately 23.4 million common shares and options and warrants to purchase an additional 10.7 million common shares), and (C) the Company has no outstanding indebtedness other than accounts payable, accounts receivable financing or factoring arrangements, capital lease obligations, a $5,000,000 credit line with Thomas Koll and letters of credit entered into in the ordinary course of business.

               (viii) Due Diligence. The Placement Agent shall have completed and been satisfied with the results of its due diligence investigation of the Company, including, without limitation, the Company's financial statements, expense budgets, business prospects, capital structure and contractual arrangements.

               (ix) Shareholder Approvals. The Company shall have received, in accordance with the requirements of the TSE and the Company Act (British Columbia), as applicable, the approval of it shareholders of (i) the Placement and (ii) the amendments to the Company's Memorandum and Articles of Association described in Section 4(k) herein (the "Approvals"). In the event the Approvals have not been obtained and the Minimum Offering has been subscribed for, the net proceeds of the Placement, after deduction of the fees and expenses of the Placement Agent, shall at the Closing be deposited and held in a special escrow account to be established for such purpose with the Company's warrant agent under the Special Warrant Indenture pending receipt of the Approvals. If the Approvals are not obtained on or prior to October 1, 2001, the Company shall repurchase the Special Warrants for the Purchase Price, together with accrued interest at the rate of 8% per annum.

               (x) Additional Placement Agreements. The Placement Agent shall have received duly executed copies of the Special Warrant Indenture, Warrant Indenture, the Finder's Agreement and the Escrow Agreement.

               (xi) Opinion of Patent Counsel. The Placement Agent shall receive the opinion of intellectual property counsel and patent counsel to the Company, dated the Closing(s), in form and substance reasonable satisfactory to the Placement Agent and agreed to by the Company.

          (c) Blue Sky. Counsel to the Placement Agent will prepare and file the necessary documents so that offers and sales of the securities to be offered in the Placement may be made in certain jurisdictions. It is understood that such filings may be based on or rely upon: (i) the representations of each Subscriber set forth in the Subscription Agreement delivered by such Subscriber; (ii) the representations, warranties and agreements of the Company set forth in Section 2 of this Agreement; and (iii) the representations of the Company set forth in the certificate to be delivered at each closing pursuant to paragraph (vii) of
Section 3(b). Counsel to the Placement Agent shall advise the Company as to which jurisdictions offers and sales of the Securities have been made.

          (d) Placement Fee and Expenses.

               (i) Placement. Simultaneously with payment for and delivery of the Special Warrants at the closing of the Placement, the Company shall: (A) pay to the Placement Agent a placement agent fee equal to 7% of the gross proceeds of Special Warrants purchased by Commonwealth Investors; (B) upon the request of the Placement Agent, issue to the Placement Agent or its designees three-year warrants (from the Initial Closing) in the form to be agreed to by the Company and the Placement Agent to purchase that number of units as equals 7.5% of the Units issuable to Commonwealth Investors in the Placement at a price per Unit equal to the Purchase Price divided by .85 (the "Agent's Warrants") and (C) reimburse the Placement Agent for its reasonable accountable expenses, including legal fees. The Company shall also pay all expenses in connection with the qualification of the Special Warrants and Units under the securities or Blue Sky laws of the states which the Placement Agent shall designate, including legal fees and filing fees.

               (ii) Interest. In the event that for any reason the Company shall fail to pay to the Placement Agent all or any portion of the fees payable hereunder when due, interest shall accrue and be payable on the unpaid cash balance due hereunder from the date when first due through and including the date when actually collected by the Placement Agent, at a rate equal to four percent above the prime rate of Citibank, N.A., in New York, New York, computed on a daily basis and adjusted as announced from time to time.

          (e) Bring-Down Opinions and Certificates. If there is more than one Closing, then at each such Closing there shall be delivered to the Placement Agent updated opinions and certificates as described in (v), (vi) and (vii) of
Section 3(b) above, respectively.

          (f) No Adverse Changes. There shall not have occurred, at any time prior to the applicable Closing (i) any domestic or international event, act or occurrence has materially disrupted, or in the Placement Agent's opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the Nasdaq - Amex Stock Exchange or the TSE; (iii) any outbreak of major hostilities or other national or international calamity;
(iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any material adverse change in the business, properties, assets, results of operations, or financial condition of the Company; or (viii) any change in the market for securities in general or in political, financial, or economic conditions which, in the Placement Agent's reasonable judgment, makes it inadvisable to proceed with the Placement.

          (g) Prospectus Certificate Agreement. It is acknowledged and agreed that an underwriter registered under the Securities Act (British Columbia) and the Securities Act (Ontario) is required to execute the certificate page of the Canadian long-form prospectus to qualify for distribution the Units to be issued upon the exercise or deemed exercise of the Special Warrants. Each of the Placement Agent and the Company will use reasonable best efforts to negotiate in good faith and shall have entered into an agreement with a Canadian underwriter for the purposes of executing such certificate page.

          (h) Regulatory Approval. The obligations of the Company under this Agreement are subject to receipt of all required regulatory approval for or acceptance of the Placement and the transactions contemplated thereby.

     4.   Covenants of the Company.

          (a) Use of Proceeds. The net proceeds of the Placement will be used for general working capital purposes. Other than as set forth on Schedule 4(a) to this Agreement, the Company shall not use any of the proceeds from the Placement to repay any indebtedness of the Company (other than trade payables in the ordinary course), including but not limited to indebtedness to any current executive officers, directors or principal stockholders of the Company.

          (b) Expenses of Offering.

               (i) The Company shall be responsible for, and shall bear all expenses directly incurred in connection with, the Placement, including, but not limited to, (A) legal fees of the Company's counsel relating to the costs of preparing the Offering Documents and all amendments, supplements and exhibits thereto and preparing and delivering all Placement Agent and selling documents, Special Warrant, Share and Warrant certificates; and (B) blue sky fees, filing fees and the fees and disbursements of Placement Agent's counsel in connection with blue sky matters (the "Company Expenses"). The Company shall also be responsible for its own expenses incurred in connection with the Placement, including, without limitation, legal and accounting fees and travel and lodging expenses in connection with the roadshow or other investor presentations, and shall also be responsible for all printing expenses for the Memorandum, executive overview and other supporting documents. In addition, the Company shall reimburse the Placement Agent for all of its reasonable out-of-pocket expenses incurred in connection with the Placement, including, without limitation the Placement Agent's mailing, printing, copying, telephone, travel, background searches, due diligence investigations, legal and consulting fees or other similar expenses (the "Placement Agent Expenses").

               (ii) If the Company decides not to proceed with the Placement for any reason (other than the inability to obtain any required approval from any regulatory or governmental authority after diligent efforts to obtain same) or if the Placement Agent decides not to proceed with the Placement because of a material intentional breach by the Company of its representations, warranties, or covenants in this Agreement and, prior to January 24, 2002, the Company completes, in one or more transactions, any debt or equity financing (including draw downs under lines of credit in existence on the date hereof), or merges with or otherwise acquires another company, in circumstances where such financing(s) or the value of such company(ies) exceeds an aggregate of US$5 million then the Company will be obligated to pay the Placement Agent a financial advisory and structuring fee of $250,000 thereafter and to reimburse the Placement Agent for the Placement Agent Expenses as set forth above. This fee shall be payable, at the Placement Agent's option, in either (A) cash or (B) subject to the receipt of regulatory approval, common shares of the Company at a price equal to the closing price of the Company's common shares on the TSE on the date the Company or the Placement Agent elects not to proceed with the Placement. The Placement Agent shall have no liability to the Company for any reason should the Placement Agent terminate this Agreement in accordance with its terms.

          (c) Notification. The Company shall notify the Placement Agent immediately, and in writing, (i) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the last Closing or the Termination Date as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Units, or of any exemption from such registration or qualification, in any jurisdiction, as applicable. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and you so request, to obtain the lifting thereof as promptly as possible.

          (d) Blue Sky. The Company will use its best efforts to assist the Placement Agent to qualify or register the Securities for offering and sale under, or establish an exemption from such qualification or registration under, the securities or "blue sky" laws of such jurisdictions as you may reasonably request; provided however, that the Company will not be obligated to qualify as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of Securities in any jurisdiction in which it is not so qualified or in any manner in which such sale may not be lawfully made.

          (e) Form D Filing. The Company shall file five copies of a Notice of Sales of Securities on Form D with the SEC no later than 15 days after the first issuance of the Special Warrants. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish the Placement Agent with copies of all such filings.

          (f) Press Releases, Etc. The Company shall not, during the period commencing on the date hereof and ending on the later of the last Closing or Termination Date, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, without the prior consent of the Placement Agent, which consent shall not be unreasonably withheld, provided, however, the Company may issue any such releases which in the reasonable opinion of counsel to the Company are required for compliance. Furthermore, the Company shall not at any time include information with respect to the Placement or use the Placement Agent's name in any press release, advertisement or on any website maintained by the Company without the prior written consent of the Placement Agent, which consent, with respect to information regarding the Placement only, shall not be unreasonably withheld.
The Company agrees that any press release relating to the Placement shall be drafted in accordance with the requirements suggested by U.S. counsel to the Company for the purpose of ensuring compliance with Rule 135 under the 1933 Act.

          (g) Executive Compensation. The compensation of the Company's executive officers shall not increase during the three-year period following the Initial Closing without the approval of a majority of the independent members of the Company's Board.

          (h) Board Composition and Meetings. Until such time as Commonwealth and the Commonwealth Investors cease to beneficially own at least 10% of the Company's common shares issued and outstanding from time to time (assuming exercise of the Special Warrants but not exercise of the Warrants), the Company shall nominate and use reasonable efforts to cause to be elected one member of the Board designated by the Placement Agent. If less than 80 Special Warrants are sold to Commonwealth Investors in the Placement, such nominee shall be required to meet the Canadian residency requirements under the Company Act (British Columbia). In addition, the Placement Agent shall be entitled during such period to have one observer receive notice of and attend all meetings of the Board. Board meetings shall be held on not less than a quarterly basis.

          (i) TSE Listing. The Company shall, within 60 days after the Initial Closing, apply for the listing of the Shares and the Underlying Shares for trading on the TSE and shall use its best efforts to obtain conditional approval of such listing from the TSE (subject only to the filing of usual post-closing documentation) within 90 days after the Initial Closing.

          (j) Final Prospectus. The Company shall use its reasonable commercial efforts to file and receive a receipt for the final, long-form Canadian Prospectus qualifying the Shares and the Underlying Shares (to the extent permissible) for distribution and trading in Ontario and British Columbia within 90 days after the Initial Closing, and shall have delivered commercial copies of such Prospectus to the Placement Agent.

          (k) Amendment to Articles. The Company shall call a special meeting of shareholders (the "Special Meeting") to be held no later than October 1, 2001 for the purpose of amending the Company's Memorandum and Articles of Association to (i) provide that for purposes of any shareholder's meeting, a quorum shall be deemed present if holders of at least 25% of the Company's outstanding common shares attend in person or are represented by proxy and (ii) increase the Company's authorized common shares to 200,000,000.

          (l) Shareholder Approvals. The Company shall use its best efforts to obtain the Approvals at the Special Meeting.

     5. Indemnification.

          (a) The Company agrees to indemnify and hold harmless the Placement Agent and each Selected Dealer, if any, and their respective shareholders, directors, officers, agents and controlling persons (an "Indemnified Party") against any and all loss, liability, claim, damage and expense whatsoever (and all actions in respect thereof), and to reimburse the Placement Agent for reasonable legal fees and related expenses as incurred (including, but not limited to the costs of investigating, preparing or defending any such action or claim whether or not in connection with litigation in which the Placement Agent is a party and the costs of giving testimony or furnishing documents in response to a subpoena or otherwise), arising out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the Company shall not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement of a material fact or alleged untrue statement or a material fact provided by the Placement Agent in writing to the Company specifically for use in the Offering Documents, or arises out of or is based upon the gross negligence or willful misconduct of or breach of this Agreement by the Placement Agent or any of its shareholders, directors, officers, employees or controlling persons;

          (b) The Company agrees to indemnify and hold harmless an Indemnified Party to the same extent as the foregoing indemnity, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the 1933 Act or the securities or Blue Sky laws of any state on account of violations of the representations, warranties or agreements set forth in Section 2 hereof.

          (c) Promptly after receipt by an Indemnified Party under this Section of notice of the commencement of any action, the Indemnified Party will, if a claim in respect thereof is to be made against the Company under this Section, notify in writing the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability which it may have to the Indemnified Party otherwise than under this Section except to the extent the defense of the claim is prejudiced. In case any such action is brought against an Indemnified Party, and it notifies the Company of the commencement thereof, the Company will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Company to the Indemnified Party of its election so to assume the defense thereof, the Company will not be liable to the Indemnified Party under this Section for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation (provided the Company has been advised in writing that such investigation is being undertaken). The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company if the Company has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Party; provided that the fees and expenses of such counsel shall be at the expense of the Company if (i) the employment of such counsel has been specifically authorized in writing by the Company or (ii) the named parties to any such action (including any impleaded parties) include both the Indemnified Party or Parties and the Company and, in the reasonable judgment of counsel for the Indemnified Party as expressed in writing to the Indemnified Party and the Company, it is advisable for the Indemnified Party or Parties to be represented by separate counsel due to an actual conflict of interest (in which case the Company shall not have the right to assume the defense of such action on behalf of an Indemnified Party or Parties), it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all the Indemnified Parties. No settlement of any action against an Indemnified Party shall be made unless such an Indemnified Party is fully and completely released in connection therewith.

     6.   Contribution.

          To provide for just and equitable contribution, if (i) an Indemnified Party makes a claim for indemnification pursuant to Section 5 but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the 1933 Act, the 1934 Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the Company, or any controlling person of the Company), on the one hand, and the Placement Agent and any Selected Dealers (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent and the Selected Dealers in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. In no case shall the Placement Agent or a Selected Dealer be responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 3 hereof or the Selected Dealer

Agreement, as the case may be. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls the Placement Agent or a Selected Dealer within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act and each officer, director, stockholder, employee and agent of the Placement Agent or a Selected Dealer, shall have the same rights to contribution as the Placement Agent or the Selected Dealer, and each person, if any who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act and each officer, director, employee and agent of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 6. Anything in this Section 6 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This
Section 6 is intended to supersede any right to contribution under the 1933 Act, the 1934 Act, or otherwise.

     7.   Miscellaneous.

          (a) Survival. Any termination of the Placement in accordance with the terms of this Agreement without consummation thereof shall be without obligation on the part of any party except that the indemnification provided in Section 5 hereof and the contribution provided in Section 6 hereof shall survive any termination and shall survive the later of the final Closing of the Placement or the Termination Date for a period of five years.

          (b) Representations, Warranties and Covenants to Survive Delivery. The respective representations, warranties, indemnities, agreements, covenants and other statements as of the date hereof shall survive execution of this Agreement and delivery of the Special Warrants and the Units and the termination of this Agreement for a period of two years after such respective event.

          (c) No Other Beneficiaries. This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder.

          (d) Governing Law; Resolution of Disputes. This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to conflict of law provisions. The Placement Agent and the Company will attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in good faith and a spirit of mutual cooperation. Should such attempts fail, then the dispute will be mediated by a mutually acceptable mediator to be chosen by the Placement Agent and the Company within 15 days after written notice from either party demanding mediation. Neither party may unreasonably withhold consent to the selection of a mediator, and the parties will share the costs of the mediation equally. Any dispute which the parties cannot resolve through negotiation or mediation within six months of the date of the initial demand for it by one of the parties may then be submitted to the courts for resolution. The use of mediation will not be construed under the doctrine of latches, waiver or estoppel to affect adversely the rights of either party. Nothing in this paragraph will prevent either party from resorting to judicial proceedings if (a) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (b) interim relief from a court is necessary to prevent serious and irreparable injury.

          (e) Counterparts. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

          (f) Notices. Any communications specifically required hereunder to be in writing, if sent to the Placement Agent, will be sent by overnight courier providing a receipt of delivery or by certified or registered mail to it at Commonwealth Associates, 830 Third Avenue, New York, New York 10022, Att: Carl Kleidman, with a copy to Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154, Att: Fran Stoller and if sent to the Company, will be sent by overnight courier providing a receipt of delivery or by certified or registered mail to it at 4664 Lougheed Highway, Suite 200, Burnaby, British Columbia, V5C 5T5 Canada,
Att: Todd Carter, with a copy to Blake, Cassels & Graydon LLP, Three Bentall Center, No. 2060, 595 Burrard Street, P.O. Box 49314, Vancouver, British Columbia V7X 1L3 Canada, Att: Geoffrey Belsher.

          (g) Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters herein referred and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.

          If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                    Very truly yours,

                                    INFOWAVE SOFTWARE, INC.

                                    By: ---------------------------------------
                                        Name: Todd Carter
                                        Title: Chief Financial Officer



Agreed:  COMMONWEALTH ASSOCIATES, L.P.

By:      Commonwealth Associates Management Company, Inc.

By:
         --------------------------------------------
         Name: Joseph Wynne
         Title: Chief Financial Officer

Exhibit A- Form of Finder's Agreement

Exhibit B- Form of Escrow Agreement

Exhibit C- Form of Placement Agent Certificate

         Commonwealth Associates, L.P. (the "Placement Agent") hereby represents and warrants to Infowave Software, Inc. (the "Company") that in connection with the private placement of the Company's securities pursuant to the Agency Agreement dated July __, 2001 between the Placement Agent and the Company (the "Agreement") as follows (all capitalized terms not otherwise defined herein having the meanings set forth in the Agreement):

     1. The Placement Agent acknowledges that the Special Warrants, Units, Warrants and all of the underlying common shares issuable upon exercise of such securities (the "Securities") have not been and will not be registered with the SEC under the 1933 Act and that the Units are being offered and sold pursuant to a prospectus exemption under Canadian securities laws and in reliance upon an exemption from registration provided by Regulation S in the case of offers and sales outside the United States, and in the case of offers and sales by the Placement Agent or by Selected Dealers in the United States, by the exemption from registration provided by Rule 506 of Regulation D;

     2. Neither the Placement Agent, nor any Selected Dealer, nor any of their respective affiliates (A) have engaged or will engage in any Directed Selling Efforts with respect to the Securities , (B) except to the extent permitted by paragraph 5 of this Certificate, have made or will make (x) any offer to sell or solicitation of an offer to buy any of the Securities to any person or (y) any sale of the Securities to any person unless (1) the offer is not made to any person in the United States, (2) the seller of such Securities and any person acting on its behalf reasonably believes that at the time such person placed the order to purchase Securities such person was outside the United States and (3) such sale is otherwise in compliance with the applicable requirements of Regulation S, (C) have taken or will take any action which would constitute a violation of Regulation M of the SEC under the United States Securities Exchange Act of 1934, as amended, or (D) have solicited or will solicit offers for, or have made or will make offers to sell, the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) or in any manner involving a public offering within the meaning of the 1933 Act;

     3. All offers and sales of the Securities in the United States have been and will be made in compliance with all applicable United States federal and state laws with respect to the registration and conduct of securities brokers and dealers;

     4. The Placement Agent has caused or will promptly cause each Selected Dealer to acknowledge in writing its awareness of and agreement to be bound by and shall use their best efforts to ensure that each Selected Dealer complies with the representations and warranties contained in this Certificate in connection with all offers and sale of the Securities;

     5. The Securities have been and shall be offered and sold by the Placement Agent and Selected Dealers in the United States only in compliance with all applicable state securities ("blue sky") laws of the United States and in a transaction exempt from the registration requirements of the 1933 Act, pursuant to Rule 506 of Regulation D, to persons that are "accredited investors" within the meaning of Rule 501(a) of Regulation D;

     6. The Placement Agent has not entered, and will not enter, into any contractual arrangement without the prior written consent of the Company with respect to the distribution of the Securities, except (i) with their affiliates or (ii) with Selected Dealers in accordance with this Certificate.